UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

June 5, 2012
Date of Report (date of earliest event reported)

Standard Parking Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600
Chicago, Illinois 60611
(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 5, 2012 (the “Execution Date”), Standard Parking Corporation (“Standard”) entered into a First Amendment, dated as of May 31, 2012 (the “Credit Agreement Amendment”), to the Amended and Restated Credit Agreement, dated as of July 15, 2008 (the “Credit Agreement”), by and among Standard, Bank of America, N.A., Wells Fargo Bank, N.A. and the other lenders party thereto (collectively, the “Credit Agreement Lenders”), disclosed in Item 1.01 of Standard’s Current Report on Form 8-K filed on July 18, 2008. Under the terms of the Credit Agreement Amendment, effective as of the Execution Date, Standard and the Credit Agreement Lenders have extended the termination date of the credit facility provided pursuant to the Credit Agreement from June 29, 2013 to October 1, 2013 (or such other date on which the credit facility terminates pursuant to the Credit Agreement).

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

Standard and the lenders party to the certain Senior Debt Commitment Letter, dated as of February 28, 2012 (the “Commitment Letter”), disclosed in Item 1.01 of Standard’s Current Report on Form 8-K filed on February 29, 2012 have extended the termination date of such lenders’ commitments thereunder (subject to the terms and conditions set forth in the Commitment Letter) from August 26, 2012 to October 31, 2012.

Additional Information

Standard intends to file with the SEC a definitive proxy statement and other relevant materials in connection with its proposed business combination transaction with Central Parking Corporation.  Before making any voting decision with respect to the proposed transaction, Standard’s stockholders are urged to read the definitive proxy statement when it becomes available, and as it may be amended from time to time, because it will contain important information regarding the proposed transaction.  Standard’s stockholders may obtain a free copy of the definitive proxy statement and other relevant materials (when available), and other documents filed by Standard with the SEC at the SEC’s website at http://www.sec.gov.  In addition, copies of the definitive proxy statement, when available, will be provided free of charge by Standard to all of its stockholders. Additional requests for definitive proxy statements and other relevant materials should be directed to Standard, Investor Relations, 900 N. Michigan Ave., Chicago, IL 60611 or by email at investor_relations@standardparking.com.

Participants in the Solicitation of Proxies

Standard and Central Parking Corporation and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Standard’s stockholders with respect to the proposed transaction.  Any interests of the executive officers and directors of Standard and Central Parking Corporation in the proposed transaction will be described in the definitive proxy statement, when it becomes available.  For additional information about Standard’s executive officers and directors, see Standard’s proxy statement with respect to its annual meeting of its stockholders filed with the SEC on March 30, 2012.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1

First Amendment to Amended and Restated Credit Agreement, dated as of May 31, 2012, by and among Standard Parking Corporation, Bank of America, N.A., Wells Fargo Bank, N.A., JPMorgan Chase Bank, N.A., Fifth Third Bank, U.S. Bank National Association and First Hawaiian Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation

Date: June 6, 2012	/s/ G. MARC BAUMANN
G. Marc Baumann
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

First Amendment to Amended and Restated Credit Agreement, dated as of May 31, 2012, by and among Standard Parking Corporation, Bank of America, N.A., Wells Fargo Bank, N.A., JPMorgan Chase Bank, N.A., Fifth Third Bank, U.S. Bank National Association and First Hawaiian Bank.